                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
     Chairman

                                                                     May 2, 2011

Fellow Partner:

     Our Fund earned $1.48 per share of net investment income in the three months ended March 31, 2011. Net investment income in the same period of 2010 was also $1.48. Reduced net investment income of $78,645 in 2011 was offset by the reduced number of outstanding shares in the comparable period.

     After providing for the $1.40 per share distributed to partners of record on March 30, 2011, the net asset value per partnership share on March 31, 2011 was $360.24 compared to $344.85 on December 31, 2010 and $329.15 on March 31, 2010.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500(R) Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions are welcomed.


                                        Yours sincerely,


                                        /s/ David R. Wilmerding
                                        David R. Wilmerding, Jr.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                           INVESTMENT ADVISER'S REPORT

MARKET REVIEW                                                 FIRST QUARTER 2011

     Disrupting events overseas did not prevent a resilient US equity market from registering yet another quarter of positive returns. Steady gains in January and February overshadowed a spike in volatility during March. The turmoil in the Middle East and North Africa (MENA) and Japan's earthquake in mid-March triggered sharp selloffs, which arguably were more about risk aversion and position covering than major shifts in investor sentiment from bullish to bearish. Other issues that eroded investor confidence such as Europe's debt situation in the periphery, the future of oil prices, and the efficacy of the Federal Reserve's quantitative easing (QE2), which ends in June, were matched by more powerful forces that suggest the US economy is successfully transitioning from recovery to a self-sustaining expansion, which bodes well for US equities.

     While more time will be needed to confirm or reject this type of expansion, the labor market, which has been considered pivotal to the recovery, has improved recently. The unemployment rate dropped to 8.8%, while non-farm payrolls increased 216,000 in March, with job gains occurring in several industries including mining and manufacturing. Importantly, companies appear to be transitioning into hiring mode, a positive signal for the economy and the equity market. The corporate sector provides further reasons for optimism as balance sheets remain strong for many companies and high levels of free cash flow present opportunities for dividend increases, share buybacks and mergers and acquisitions. In addition, the fact that retail sales increased in February and were revised upward for the previous two months underscores the strengthening position of the US consumer, whose behavior has defied the rise in gas prices resulting from the turmoil in the Middle East.

     Although the predominantly positive news flow during the quarter provided a benign backdrop for US equities, the housing market remained problematic. Another issue for US and global equities was the fear of continued escalation in oil prices amid ongoing conflict in the MENA region. While it is apparent the market has factored in this uncertainty to the downside, we do not believe that oil prices have risen enough to derail the US recovery. In our calculation, a further increase of $25 to $30 per barrel would be required before oil could have a significant impact on growth. While geopolitical threats are impossible to predict and oil markets are notoriously volatile, we believe that such escalation and sustainability of price levels will be an unlikely event.

     While US stocks are not as cheap as they were at the March 2009 lows, we believe that the recent increase in market volatility has presented some buying opportunities for long-term investors.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW                                              FIRST QUARTER 2011

SUMMARY

     The equity market momentum displayed in the US during the last four months of 2010 carried through into 2011, with the S&P 500 Index rising steadily through January. In late January, however, the US market began to focus on global developments as the protests in Egypt gathered strength, eventually resulting in the overthrow of President Mubarak. Developments in Egypt prompted the spread of instability throughout the oil-rich Middle East and Northern Africa, ultimately spurring a rebellion and multi-lateral military campaign in Libya. Combined with the historic earthquake in Japan and ensuing fears of nuclear meltdown, these events pushed oil prices higher and tempered global economic growth expectations. Another strong corporate earnings season and a supportive policy environment in the US ultimately overcame these developments, and the market rebounded to close out the quarter.

     Although the Chestnut Street Exchange Fund finished the first quarter of 2011 with strong absolute performance, the portfolio was unable to keep pace with the 5.92% return posted by the benchmark S&P 500. Specifically, strong selection in the consumer discretionary and financials sectors was overshadowed by disappointing selection in health care, energy and consumer staples.

PERFORMANCE ATTRIBUTION

     Stock selection was the primary force behind portfolio outperformance in the consumer discretionary sector. Shares of media holdings, Walt Disney Co., CBS Corp. (Cl B), and Comcast Corp. (Cl A) experienced double-digit returns during the quarter in response to improving trends in cable TV advertising.

     Outperformance in financials was driven by selection in the diversified financial services industry. Moody's Corp. was a key contributor during the period as a wave of corporate debt refinancing boosted 2011 earnings estimates and negative sentiment surrounding the ratings agency began to abate.

     Disappointing stock selection among pharmaceutical names drove negative absolute and relative performance in health care. Elsewhere in the sector, a position in Medco Health Solutions Inc. detracted from returns as shares slid in response to lackluster quarterly earnings and recent contract losses.

     The energy sector radically outperformed the broader market as spiking oil prices boosted profitability at oil-biased exploration & production and refining companies. Although a position in Exxon Mobil added value during the quarter, an underweight to the energy sector and its constituents weighed on relative returns. In consumer staples, portfolio returns were negatively impacted by an overweight to the beverages industry and Coca-Cola Co., in particular, which failed to keep pace with higher growth sectors during the quarter.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONCLUDED)

PORTFOLIO REVIEW (CONCLUDED)                                  FIRST QUARTER 2011

OUTLOOK

     As a result of market movement and marginal trades during the quarter, the Fund's weightings in energy and consumer discretionary increased at the expense of health care and information technology. We used investor redemptions to further diversify the portfolio and reduce investments in 3M Co. and Intel Corp. The Fund remains highly diversified, with the largest weightings in the information technology, industrials, health care, and financials sectors. Relative to the S&P 500, the Fund holds significant overweights in industrials and health care, and notable underweights in consumer discretionary and utilities.

ANY OPINIONS EXPRESSED ARE THOSE OF BLACKROCK AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE BASED ON CHANGES IN MARKET OR ECONOMIC CONDITIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT FORECASTS MADE HEREIN WILL COME TO PASS. THE COMMENTS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION FOR ANY INDIVIDUAL HOLDINGS OR MARKET SECTORS. ACTUAL PORTFOLIOS MAY DIFFER AS A RESULT OF ACCOUNT SIZE, CLIENT IMPOSED INVESTMENT RESTRICTIONS, THE TIMING OF CLIENT INVESTMENT, AND MARKET, ECONOMIC, AND INDIVIDUAL COMPANY CONSIDERATIONS, AMONG OTHER THINGS. INFORMATION AND OPINIONS ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE. WE CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, ASSURE ITS COMPLETENESS, OR WARRANT THAT SUCH INFORMATION WILL NOT BE CHANGED WITHOUT NOTICE. RELIANCE UPON INFORMATION IN THIS REPORT IS AT THE SOLE DISCRETION OF THE READER.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                               PERFORMANCE SUMMARY
                              AS OF MARCH 31, 2011
                                   (UNAUDITED)

                                               CHESTNUT STREET   S&P 500       DJIA
                                                EXCHANGE FUND     INDEX       INDEX
                                               ---------------   -------      -----
1st Quarter 2011 ...........................       4.87%           5.92%       7.07%
1 Year .....................................      11.42%          15.65%      16.54%
3 Years * ..................................       2.05%           2.36%       3.14%
5 Years * ..................................       3.20%           2.63%       4.87%
10 Years * .................................       3.06%           3.30%       4.74%
Inception (12/29/76)
   Annualized * ............................      10.96%          10.83%       9.49%
   Cumulative ..............................   3,427.72%       3,390.45%   2,128.96%

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*    Average Annual Return

                                              BLACKROCK CAPITAL MANAGEMENT, INC.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2011
                                   (UNAUDITED)

                                                        Shares         Value
                                                      ---------   --------------
COMMON STOCKS--98.9%
BASICS--7.7%
Air Products & Chemicals, Inc. ....................     100,609   $   9,072,920
Cabot Corp. .......................................      86,032       3,982,421
Cabot Microelectronics Corp.* .....................      42,373       2,213,989
                                                                  -------------
                                                                     15,269,330
                                                                  -------------
CAPITAL EQUIPMENT--8.2%
Emerson Electric Co. ..............................     152,475       8,909,114
General Electric Co. ..............................     364,049       7,299,182
                                                                  -------------
                                                                     16,208,296
                                                                  -------------
CONSUMER CYCLICALS--11.7%
3M Co. ............................................      76,745       7,175,657
CBS Corp., - Class B ..............................      60,100       1,504,904
Comcast Corp., - Class A ..........................     149,743       3,701,647
Procter & Gamble Co. ..............................      85,100       5,242,160
Walt Disney Co. (The) .............................     129,129       5,564,169
                                                                  -------------
                                                                     23,188,537
                                                                  -------------
ENERGY--11.6%
Exxon Mobil Corp. .................................     147,227      12,386,208
Schlumberger, Ltd. ................................     114,584      10,686,104
                                                                  -------------
                                                                     23,072,312
                                                                  -------------
FINANCIAL--14.2%
American Express Co. ..............................      98,525       4,453,330
Ameriprise Financial, Inc. ........................      22,266       1,360,007
Bank of America Corp. .............................      56,084         747,600
JPMorgan Chase & Co. ..............................     140,310       6,468,291
Moody's Corp. .....................................      82,738       2,805,646
Wells Fargo & Co. .................................     391,823      12,420,789
                                                                  -------------
                                                                     28,255,663
                                                                  -------------
HEALTH CARE--14.1%
Abbott Laboratories ...............................     130,891       6,420,204
Baxter International, Inc. ........................      64,986       3,494,297
Hospira, Inc.* ....................................      23,125       1,276,500
Johnson & Johnson .................................     100,789       5,971,748
Medco Health Solutions, Inc.* .....................      91,862       5,158,970
Merck & Co., Inc. .................................     173,925       5,741,264
                                                                  -------------
                                                                     28,062,983
                                                                  -------------

                                                        Shares         Value
                                                      ---------   --------------
RETAIL--2.2%
Home Depot, Inc. ..................................      23,400   $      867,204
Kohl's Corp. ......................................      15,200          806,208
Safeway, Inc. .....................................      44,558        1,048,895
Wal-Mart Stores, Inc. .............................      31,500        1,639,575
                                                                  --------------
                                                                       4,361,882
                                                                  --------------
STAPLES--8.4%
Altria Group, Inc. ................................      18,000          468,540
Coca-Cola Co. (The) ...............................     164,147       10,891,153
Hanesbrands, Inc.* ................................       5,688          153,804
Kraft Foods, Inc., - Class A ......................      12,456          390,620
PepsiCo, Inc. .....................................      43,600        2,808,276
Philip Morris International, Inc. .................      18,000        1,181,340
Sara Lee Corp. ....................................      40,546          716,448
                                                                  --------------
                                                                      16,610,181
                                                                  --------------
TECHNOLOGY--14.3%
Check Point Software
   Technologies Ltd.* .............................      52,400        2,675,020
Cisco Systems, Inc.* ..............................      32,700          560,805
Hewlett-Packard Co. ...............................      57,923        2,373,105
Intel Corp. .......................................     510,675       10,300,315
International Business
   Machines Corp. .................................      39,708        6,475,184
Microsoft Corp. ...................................     139,643        3,541,346
Oracle Corp. ......................................      74,000        2,469,380
                                                                  --------------
                                                                      28,395,155
                                                                  --------------
TRANSPORTATION--3.7%
Union Pacific Corp. ...............................      75,844        7,457,741
                                                                  --------------
UTILITIES--2.8%
Verizon Communications, Inc. ......................     143,830        5,543,208
                                                                  --------------
Total Common Stocks
   (Cost: $37,611,511) ............................                  196,425,288
                                                                  --------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost: $37,611,511) ............................        98.9%  $  196,425,288
Other assets in excess of
   liabilities ....................................         1.1%       2,143,454
                                                      ---------   --------------
NET ASSETS ........................................       100.0%  $  198,568,742
                                                      =========   ==============

----------
*    Non-Income Producing

               See Accompanying Notes to Statements of Net Assets.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2011
                                   (UNAUDITED)

                                                        Shares         Value
                                                      ---------   --------------
TOTAL INVESTMENT IN SECURITIES
 (Cost 37,611,511) ** .......................              98.9%  $  196,425,288
Other assets in excess of liabilities .......               1.1%       2,214,636
Distribution payable ........................                 0%               0
Payable to:
   Investment Adviser .......................               0.0%         (58,572)
   Managing General Partners ................               0.0%          (8,222)
   Custodian ................................               0.0%          (2,902)
   Transfer Agent ...........................               0.0%          (1,486)
                                                                  --------------
NET ASSETS
(Applicable to 551,217 partnership
   shares outstanding) ......................             100.0%  $  198,568,742
                                                                  ==============
NET ASSET VALUE PER SHARE ...................                     $       360.24
                                                                  ==============
NET ASSETS APPLICABLE TO SHARES OWNED BY:
Limited partners
   (551,125 shares) .........................                     $  198,535,600
Managing general partners
   (92 shares) ..............................                             33,142
                                                                  --------------
Total net assets ............................                     $  198,568,742
                                                                  ==============

*    Non-Income Producing

** At March 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost ................   $ 34,959,183
                                    ------------
Gross unrealized appreciation ...    161,474,286
Gross unrealized depreciation ...         (8,181)
                                    ------------
Net unrealized appreciation .....   $161,466,105
                                    ============

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

               See Accompanying Notes to Statements of Net Assets.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                        NOTES TO STATEMENT OF NET ASSETS
                                 MARCH 31, 2011
                                   (UNAUDITED)

(A)  SECURITY VALUATIONS

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

     FAIR VALUE MEASUREMENTS -- The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described below:

          - Level 1 -- quoted prices in active markets for identical securities

          - Level 2 -- other significant observable inputs (including quoted prices for identical securities in active markets and for simular securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                  NOTES TO STATEMENT OF NET ASSETS (CONTINUED)
                                 MARCH 31, 2011
                                   (UNAUDITED)

     Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the three months ended March 31, 2011, there were no transfers between Level 1, 2 and 3 for the Fund.

     The following is a summary of inputs used, as of March 31, 2011, in valuing the Fund's investments carried at value:

                                                                           Level 2        Level 3
                                               Total        Level 1      Significant    Significant
                                             Value at        Quoted       Observable   Unobservable
Fund                                         03/31/11        Price          Inputs         Inputs
----                                       ------------   ------------   -----------   -------------
CHESTNUT STREET EXCHANGE FUND
Assets Investments in Common Stocks* ...   $196,425,288   $196,425,288       $--           $--
                                           ------------   ------------       ---           ---

*    See Statement of Net Assets details of industry breakout.

     For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

================================================================================

                            MANAGING GENERAL PARTNERS
                               Gordon L. Keen, Jr.
                                 Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                               INVESTMENT ADVISERS
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT
                              BNY Mellon Investment
                               Servicing (US) Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

                      (CHESTNUT STREET EXCHANGE FUND LOGO)

                              First Quarter Report
                                 March 31, 2011
                                   (Unaudited)

                            Chestnut Street Exchange
                                      Fund
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer

================================================================================